CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed
Financial Information" and "Transfer and Dividend Disbursing Agent,
Custodian, Counsel and Independent Auditors" and to the use of our report dated October 3, 1997, which is incorporated by reference, in this Registration Statement (Form N-1A 2-56878) of Dreyfus Municipal Bond Fund, Inc.


                                               /s/ Ernst & Young LLP
                                               ERNST & YOUNG LLP


New York, New York
December 12, 1997